UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2012

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:    (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

Alexion held its Annual Meeting of Stockholders on May 7, 2012 in Providence, Rhode Island. The results of the matters voted on by the stockholders are set forth below.

1.    The election of directors:

	For	Against or Withheld	Abstain

Leonard Bell	156,829,452	5,316,607	—
Max Link	156,102,930	6,043,129	—
William R. Keller	158,444,288	3,701,771	—
Joseph A. Madri	156,316,590	5,829,469	—
Larry L. Mathis	158,826,676	3,319,383	—
R. Douglas Norby	144,400,044	17,746,015	—
Alvin S. Parven	156,272,142	5,873,917	—
Andreas Rummelt	158,862,852	3,283,207	—
Ann M. Veneman	158,466,934	3,679,125

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Alexion's independent registered public accounting firm:

For	Against	Abstain

168,755,805	2,337,238	45,445

3.	The non-binding advisory vote to approve the compensation paid to Alexion’s named executive officers as described in Alexion’s 2012 proxy statement:

For	Against	Abstain

152,054,703	9,411,117	680,239

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2012
ALEXION PHARMACEUTICALS, INC.

By:     /s/ Michael V. Greco
Name:    Michael V. Greco
Title:    Associate General Counsel and Corporate Secretary